                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) March 01, 1999

                             THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)


  British Columbia, Canada               0-18429                   98-0121376
-------------------------------    -----------------------  ------------------------------
(State or other jurisdiction of   (Commission File Number)    IRS Employer Identification No.)
         incorporation)




             4126 Norland Avenue, Burnaby, British Columbia       V5G 3S8
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               (Address of principal executive offices)          (zip code)



Registrant's telephone number, including area code  604-299-9321
                                                    ------------



                                       N/A
                                       ----------------------------------------
          (Former name or former address, if changed since last report)




                                                     Exhibit Index is on page 3
                                                                    Page 1 of 6

ITEM 5.   OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          Exhibit No.          Description

          Exhibit 99           The Loewen Group Inc. Press Release dated March 01, 1999


                                          SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 1999

                                            THE LOEWEN GROUP INC.



                                            By: /s/ BRADLEY D. STAM
                                               --------------------------------
                                            Name:  Bradley D. Stam
                                            Title: Senior Vice President, Law

                                         EXHIBIT INDEX



                                                                     Sequential
Number         Exhibit                                               Page Number
------         -------                                               ------------

99             The Loewen Group Inc.                                          4
               Press Release dated March 1, 1999